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                                                                    EXHIBIT 23.2


                         CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


     As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 3, 1997, with respect to the Regulated Medical Waste Business of Waste Management, Inc. included in the Current Report (Amended) on Form 8-K/A, dated December 20, 1996, which was filed on March 5, 1997.


                                       ARTHUR ANDERSEN LLP

Chicago, Illinois
March 28, 1997